Award Timing Disclosure	12 Months Ended
Jun. 30, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	The Personnel/Compensation Committee considers new equity awards each year and has historically awarded new grants every one to four years, which has averaged approximately every three years. The Personnel/Compensation Committee considers equity-based compensation as a long-term incentive compensation tool and awards are generally made with a multiple-year vesting schedule. Director awards are primarily in the form of stock options and the per share exercise price of an option will equal at least 100% of the fair market value of a share of common stock on the date the option is granted. In addition, newly elected directors may receive awards at the time of their election to the Board of Directors. The most recent awards were granted in fiscal 2024. Over the past 18 years, awards were made in fiscal years 2024, 2023, 2019, 2017, 2015, 2011 and 2007. Awards are not granted on a predetermined schedule. Also, awards are not granted during periods when Provident has undisclosed material nonpublic information to avoid improperly affecting the value of director and executive compensation.
Award Timing Method	The Personnel/Compensation Committee considers new equity awards each year and has historically awarded new grants every one to four years, which has averaged approximately every three years. The Personnel/Compensation Committee considers equity-based compensation as a long-term incentive compensation tool and awards are generally made with a multiple-year vesting schedule.
Award Timing Predetermined	false
MNPI Disclosure Timed for Compensation Value	false